UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  December 9, 2004
                                                     ----------------

                              JACUZZI BRANDS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



           Delaware                      1-14557                22-3568449
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(State of other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                    Identification Number)



         777 S. Flagler Drive, Suite 1100, West Palm Beach, FL        33401
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               (Address of principal executive offices)             (Zip Code)


                                 (561) 514-3838
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition." On December 9, 2004, Jacuzzi Brands, Inc. issued a press release to announce the Company's quarterly results for the fourth quarter and fiscal year ended 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits.

         99.1   Press Release dated December 9, 2004 announcing the
                Company's quarterly results for the fourth quarter and fiscal year ended 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 9, 2004             JACUZZI BRANDS, INC.



                                    By:      /s/  Steven C. Barre
                                        ------------------------------------
                                         Name:   Steven C. Barre
                                         Title:  Senior Vice President
                                                 and General Counsel